SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                           SEPTEMBER 2, 1996
            -----------------------------------------------
           Date of Report (date of earliest event reported)


                       TOUCH TONE AMERICA, INC.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                        0-24058               33-0424087
- ---------------                  -----------          -------------------
(State or Other                  (Commission          (IRS Employer Iden-
Jurisdiction of                  File Number)          tification Number)
Incorporation)

                        4110 N. SCOTTSDALE ROAD
                               SUITE 170
                       SCOTTSDALE, ARIZONA 85251
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (800) 535-2211
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)







Page 1 of 5.

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


Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          One September 2, 1996, the Registrant authorized the execution of a letter of intent effective August 22, 1996 with Arcada Communications, Inc. a Washington corporation to effect a share exchange. Upon consummation of a definitive agreement, Arcada will receive a promissory note in the amount of $1,500,000 and 12,500,000 shares of the Registrant's Common Stock which will then constitute approximately 64% of the Registrant's Common Stock then issued and outstanding.

          Execution of a definitive agreement is subject to the approval of the transaction by the Board of Directors and shareholders of both companies and the satisfactory completion of each parties due diligence of the other. All expenses of the transaction shall be borne by the respective party incurring such costs and expenses.

          Arcada Communications, Inc. is a switched-based, value-added common carrier of long distance and other telecommunication services. Arcada currently provides services in 15 states with its headquarters located in Seattle, Washington.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Other Events
          ------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A



                                   -2-
_____________________________________________________________________

Item 7.   Financial Statements and  Exhibits
          ----------------------------------

          (a) and (b)    The pro forma financial information and audited
                         financial statements required by this Item will be filed as an amendment to this Report no later than sixty (60) days from the date of this Report.

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601

Exhibit No.    Page           Description
- -----------    ----           -----------

     1           5            Letter of Intent between the Registrant and
                              Arcada Communications, Inc.















                                   -3-
_____________________________________________________________________

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOUCH TONE AMERICA, INC.



Dated: September 11, 1996               By: /s/ Michael J. Canney
                                           --------------------------------
                                            Michael J. Canney
                                            President